UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2014

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

000-53742	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Extensions and Amendments of Existing Facilities of FirstEnergy and Subsidiaries

On March 31, 2014, FirstEnergy Corp. (FirstEnergy) and certain of its subsidiaries entered into extensions and amendments (Amendments) to three existing multi-year syndicated revolving credit facilities (Facilities). Pursuant to the Amendments, the banks listed below agreed to provide individual commitments until March 31, 2019 as further described herein.

Banks	FirstEnergy Facility Commitment Amount	FES Facility Commitment Amount	FET Facility Commitment Amount
The Royal Bank of Scotland plc	$211,666,666.81	$63,333,333.65	$ -
JPMorgan Chase Bank, N.A.	153,333,333.33	66,666,666.65	76,250,000.00
Bank of America, N.A.	158,333,333.34	66,666,666.60	50,000,000.00
Barclays Bank PLC	200,000,000.00	75,000,000.00	-
Citibank, N.A.	145,833,333.34	66,666,666.60	76,250,000.00
KeyBank National Association	132,333,333.33	75,666,666.65	50,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	133,333,333.34	66,666,666.60	76,250,000.00
The Bank of Nova Scotia	133,333,333.34	66,666,666.60	25,000,000.00
Goldman Sachs Bank USA	100,000,000.00	135,000,000.00	25,000,000.00
Morgan Stanley Bank, N.A.	130,000,000.01	65,000,000.00	25,000,000.00
Morgan Stanley Senior Funding, Inc.	10,000,000.00	-	-
Credit Suisse AG, Cayman Islands Branch	156,000,000.00	74,000,000.00	-
BNP Paribas	160,000,000.00	65,000,000.00	-
Royal Bank of Canada	160,000,000.00	65,000,000.00	50,000,000.00
Mizuho Bank, Ltd.	146,722,222.14	68,999,999.85	-
Sumitomo Mitsui Banking Corporation	173,500,000.14	67,666,666.80	50,000,000.00
Wells Fargo Bank, National Association	150,000,000.00	-	-
U.S. Bank, N.A.	141,333,333.34	55,666,666.60	50,000,000.00
PNC Bank, National Association	136,333,333.34	55,666,666.60	76,250,000.00
The Bank of New York Mellon	74,222,222.00	55,666,667.00	25,000,000.00
Canadian Imperial Bank of Commerce, New York Agency	125,000,000.00	40,000,000.00	-
Santander Bank, N.A.	115,000,000.00	40,000,000.00	-
Credit Agricole Corporate and Investment Bank	112,333,333.20	50,999,999.80	-
CoBank, ACB	90,444,444.54	52,333,333.40	175,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	90,000,000.00	40,000,000.00	-
The Huntington National Bank	43,333,333.34	21,666,666.60	25,000,000.00
National Cooperative Services Corporation	50,000,000.00	-	-
Fifth Third Bank	37,111,111.12	-	-
TD Bank, N.A.	30,500,000.00	-	125,000,000.00
First Hawaiian Bank	-	-	20,000,000.00
TOTAL	$3,500,000,000.00	$1,500,000,000.00	$1,000,000,000.00

Pursuant to the Amendment to the Credit Agreement, dated as of June 17, 2011, as amended, among FirstEnergy, The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, Jersey Central Power & Light Company, Monongahela Power Company (MP), Pennsylvania Electric Company, The Potomac Edison Company and West Penn Power Company, as borrowers, The Royal Bank of Scotland plc (RBS), as administrative agent, and the lending banks, fronting banks and swing line lenders identified therein (FirstEnergy Facility), the lenders agreed to a $1 billion commitment increase to $3.5 billion and an increase in FirstEnergy’s individual borrower sublimit to $3.5 billion. In addition, MP’s borrower sublimit was increased from $150 million to $500 million.

Pursuant to the Amendment to the Credit Agreement, dated as of June 17, 2011, as amended, among FirstEnergy Solutions Corp. (FES) and Allegheny Energy Supply Company, as borrowers, and JPMorgan Chase Bank, N.A., as administrative agent, and the lending banks, fronting banks and swing line lenders identified therein (FES Facility), the lenders agreed to a $1 billion commitment decrease to $1.5 billion.

Pursuant to the Amendment to the Credit Agreement, dated as of May 8, 2012, as amended, among FirstEnergy Transmission, LLC, American Transmission Systems, Incorporated (ATSI) and Trans-Allegheny Interstate Line Company (TrailCo), as borrowers, and PNC Bank, National Association, as administrative agent, and the lending banks and fronting banks identified therein (FET Facility), ATSI’s individual borrower sublimit was increased to $500 million from $100 million and TrailCo’s individual borrower sublimit was increased to $400 million from $200 million.

Each of the Facilities was also amended to conform certain definitions, including the definitions of Eurodollar rate and, as applicable, alternate base rate, representations and warranties and covenants among the Facilities and the new Term Loan referenced below. The applicable commitment fees payable to lenders on a quarterly basis under each of the Facilities were also amended.

The following table describes the borrowing sub-limits for each borrower under the Facilities, as amended by the Amendments, as well as the limitations on short-term indebtedness applicable to each borrower under current regulatory approvals and applicable statutory and/or charter limitations:

Entity	Sublimit under Applicable Facility	Regulatory and Other Short-Term Debt Limitation
	(In millions)
FirstEnergy Facility
FirstEnergy Corp.	$3,500	$-	(a)
The Cleveland Electric Illuminating Company	500	500
Metropolitan Edison Company	300	500
Ohio Edison Company	500	500
Pennsylvania Power Company	50	50
The Toledo Edison Company	500	500
Jersey Central Power & Light Company	600	850
Monongahela Power Company	500	500
Pennsylvania Electric Company	300	300
The Potomac Edison Company	150	150
West Penn Power Company	200	200
FES Facility
FirstEnergy Solutions Corp.	1,500	-	(b)
Allegheny Energy Supply Company	1,000	-	(b)
FET Facility
FirstEnergy Transmission, LLC	1,000	-	(a)
American Transmission Systems, Incorporated	500	500
Trans-Allegheny Interstate Line Company	400	400

(a)	No limitations.

(b)	No limitation based on blanket financing authorization from the Federal Energy Regulatory Commission under existing open market tariffs.

The borrowers and their affiliates maintain ordinary banking and investment banking relationships with certain of the lenders under the Facilities.

The above descriptions of the Amendments do not purport to be a complete statement of the relevant parties' rights and obligations thereunder and the transactions contemplated thereby, and are qualified in their entirety by reference to the Amendments, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

FirstEnergy Corp. Term Loan

On March 31, 2014, FirstEnergy entered into a new $1.0 billion five-year term loan credit agreement (Term Loan) with RBS, as administrative agent, and the lending banks identified therein. The Term Loan was fully drawn from the lenders under their respective commitments set forth in the table below and FirstEnergy used the proceeds to repay advances outstanding under the FirstEnergy Facility. Interest is payable on the unpaid principal amount until repaid in full. FirstEnergy must repay the principal amount no later than March 31, 2019, the maturity date of the Term Loan.

The initial borrowing under the Term Loan, which took the form of a Eurodollar rate advance, may be converted from time to time, in whole or in part, to alternate base rate advances or other Eurodollar rate advances. Outstanding alternate base rate advances will bear interest at a fluctuating interest rate per annum equal to the sum of an applicable margin for alternative base rate advances determined by reference to FirstEnergy’s then-current senior unsecured non-credit enhanced debt ratings (reference ratings) plus the highest of (i) the prime rate as most recently published by The Wall Street Journal from time to time, (ii) the sum of 1/2 of 1% per annum plus the Federal Funds Rate in effect from time to time and (iii) the rate of interest per annum appearing on a nationally-recognized service such as the Dow Jones Market Service (Telerate) equal to one-month LIBOR on each day plus 1%. Outstanding Eurodollar rate advances will bear interest at the rate of interest per annum equal to the sum of an applicable margin for Eurodollar rate advances determined by reference to FirstEnergy’s reference ratings plus LIBOR obtained as described above two business days before the first day of the applicable interest period for a period equal to such interest period. Changes in FirstEnergy’s reference ratings would lower or raise its applicable margin depending on whether ratings improved or were lowered, respectively.

Under the Term Loan, FirstEnergy made customary representations and warranties, terms and conditions for agreements of this type and is subject to customary affirmative and negative covenants, including limitations on the ability to sell, lease, transfer or dispose of assets, to grant or permit liens upon properties to secure debt, to merge or consolidate, the ability to enter into prohibited transactions under the Employee Retirement Income Security Act of 1974 and the ability to use any loan proceeds for prohibited purposes. FirstEnergy is also required to maintain a consolidated debt to total capitalization ratio, as defined in the Term Loan, of no more than 0.65 to 1.00. The Term Loan is subject to acceleration upon the occurrence of events of default that FirstEnergy considers usual and customary. The representations and warranties, covenants and default provisions under the Term Loan are substantially identical to those applicable to FirstEnergy under the FirstEnergy Facility. FirstEnergy and its affiliates maintain ordinary banking and investment banking relationships with certain of the lenders under the Term Loan.

The following banks are parties to the Term Loan with individual commitments listed below:

Banks	Commitment Amount
The Royal Bank of Scotland plc	$40,000,000.00
JPMorgan Chase Bank, N.A.	40,000,000.00
Bank of America, N.A.	40,000,000.00
Barclays Bank PLC	25,000,000.00
Citibank, N.A.	35,000,000.00
The Bank of Nova Scotia	40,000,000.00
Goldman Sachs Bank USA	20,000,000.00
Morgan Stanley Senior Funding, Inc.	35,000,000.00
Regions Bank	27,500,000.00
Credit Suisse AG, Cayman Islands Branch	20,000,000.00
BNP Paribas	40,000,000.00
Royal Bank of Canada	25,000,000.00
Mizuho Bank, Ltd.	85,000,000.00
Union Bank	55,000,000.00
Sumitomo Mitsui Banking Corporation	42,611,111.00
U.S. Bank, N.A.	55,000,000.00
PNC Bank, National Association	40,000,000.00
Santander Bank, N.A.	22,000,000.00
Credit Agricole Corporate and Investment Bank	75,000,000.00
CoBank, ACB	25,000,000.00
First National Bank of Pennsylvania	25,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	25,000,000.00
National Cooperative Services Corporation	25,000,000.00
Fifth Third Bank	112,888,889.00
TD Bank, N.A.	25,000,000.00
TOTAL	$1,000,000,000.00

FirstEnergy paid a customary commitment fee to the lenders under the Term Loan in connection with the closing of the Term Loan.
The above description of the Term Loan does not purport to be a complete statement of the relevant parties’ rights and obligations thereunder and the transactions contemplated thereby, and is qualified in its entirety by reference to the Term Loan, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Amendment, dated as of March 31, 2014, to the Credit Agreement, dated as of June 17, 2011, as amended as of May 8, 2012, May 8, 2013 and October 31, 2013, among FirstEnergy, The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, Jersey Central Power & Light Company, Monongahela Power Company, Pennsylvania Electric Company, The Potomac Edison Company and West Penn Power Company, as borrowers, The Royal Bank of Scotland plc, as administrative agent, and the lending banks, fronting banks and swing line lenders identified therein.

10.2
Amendment, dated as of March 31, 2014, to the Credit Agreement, dated as of June 17, 2011, as amended as of October 3, 2011, May 8, 2012, May 8, 2013 and October 31, 2013, among FirstEnergy Solutions Corp. and Allegheny Energy Supply Company, LLC, as borrowers, and JPMorgan Chase Bank, N.A., as administrative agent, and the lending banks, fronting banks and swing line lenders identified therein.

10.3
Amendment, dated as of March 31, 2014, to the Credit Agreement, dated as of May 8, 2012, as amended as of May 8, 2013, among FirstEnergy Transmission, LLC, American Transmission Systems, Incorporated and Trans-Allegheny Interstate Line Company, as borrowers, and PNC Bank, National Association, as administrative agent, and the lending banks and fronting banks identified therein.

10.4	Term Loan Credit Agreement, dated as of March 31, 2014, among FirstEnergy Corp., as borrower, the banks named therein and The Royal Bank of Scotland, plc, as administrative agent.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "will," "intend," "believe," "estimate" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Actual results may differ materially due to the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and to continue to successfully implement our direct retail sales strategy in the Competitive Energy Services segment; the accomplishment of our regulatory and operational goals in connection with our transmission plan and planned distribution rate cases and the effectiveness of our repositioning strategy; the impact of the regulatory process on the pending matters before the Federal Energy Regulatory Commission and in the various states in which we do business including, but not limited to, matters related to rates and pending rate cases or the West Virginia Citizen Action Group’s pending appeal of the Generation Resource Transaction; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM Interconnection LLC; economic or weather conditions affecting future sales and margins such as the polar vortex or other significant weather events; regulatory outcomes associated with storm restoration, including but not limited to, Hurricane Sandy, Hurricane Irene and the October snowstorm of 2011; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil, and availability and their impact on retail margins; the continued ability of our regulated utilities to recover their costs; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; other legislative and regulatory changes, and revised environmental requirements, including possible greenhouse gas emission, water discharge, water intake and coal combustion residual regulations, the potential impacts of Cross-State Air Pollution Rule, Clean Air Interstate Rule (CAIR), and/or any laws, rules or regulations that ultimately replace CAIR, and the effects of the United States Environmental Protection Agency's Mercury and Air Toxics Standards rules including our estimated costs of compliance; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation or potential regulatory initiatives or rulemakings (including that such expenditures could result in our decision to deactivate or idle certain generating units); the uncertainties associated with the deactivation of certain older regulated and competitive fossil units including the impact on vendor commitments, and the timing thereof as they relate to, among other things, Reliability Must-Run arrangements and the reliability of the transmission grid; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building and steam generator replacement at Davis-Besse; the impact of future changes to the operational status or availability of our generating units; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments; replacement power costs being higher than anticipated or not fully hedged; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; changes in customers' demand for power, including but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; the ability to accomplish or realize anticipated benefits from strategic and financial goals including, but not limited to, the ability to reduce costs and to successfully complete our announced financial plans designed to improve our credit metrics and strengthen our balance sheet, including but not limited to, the benefits from our announced dividend reduction and our proposed capital raising and debt reduction initiatives; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to material accounting policies; the ability to access the public securities and other capital and credit markets in accordance with our announced financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; actions that may be taken by credit rating agencies that could negatively affect us and our subsidiaries' access to financing, increase the costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees; changes in national and regional economic conditions affecting us, our subsidiaries and our major industrial and commercial customers, and other counterparties including fuel suppliers, with which we do business; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; the risks and other factors discussed from time to time in our United States Securities and Exchange Commission filings, and other similar factors.

Dividends declared from time to time on FirstEnergy Corp.'s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating.

The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on the registrants' business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The registrants expressly disclaim any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 4, 2014

FIRSTENERGY CORP.
Registrant

FIRSTENERGY SOLUTIONS CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
10.1
Amendment, dated as of March 31, 2014, to the Credit Agreement, dated as of June 17, 2011, as amended as of May 8, 2012, May 8, 2013 and October 31, 2013, among FirstEnergy, The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, Jersey Central Power & Light Company, Monongahela Power Company, Pennsylvania Electric Company, The Potomac Edison Company and West Penn Power Company, as borrowers, The Royal Bank of Scotland plc, as administrative agent, and the lending banks, fronting banks and swing line lenders identified therein.

10.2
Amendment, dated as of March 31, 2014, to the Credit Agreement, dated as of June 17, 2011, as amended as of October 3, 2011, May 8, 2012, May 8, 2013 and October 31, 2013, among FirstEnergy Solutions Corp. and Allegheny Energy Supply Company, LLC, as borrowers, and JPMorgan Chase Bank, N.A., as administrative agent, and the lending banks, fronting banks and swing line lenders identified therein.

10.3
Amendment, dated as of March 31, 2014, to the Credit Agreement, dated as of May 8, 2012, as amended as of May 8, 2013, among FirstEnergy Transmission, LLC, American Transmission Systems, Incorporated and Trans-Allegheny Interstate Line Company, as borrowers, and PNC Bank, National Association, as administrative agent, and the lending banks and fronting banks identified therein.

10.4	Term Loan Credit Agreement, dated as of March 31, 2014, among FirstEnergy Corp., as borrower, the banks named therein and The Royal Bank of Scotland, plc, as administrative agent.